Exhibit 10.19

AVINGER, INC.

AMENDMENT NO. 1 TO NOTE AND WARRANT PURCHASE AGREEMENT

This Amendment No. 1 to Note Purchase Agreement (this “Amendment”) is made as of May 6, 2014 by and among Avinger, Inc., a Delaware corporation (the “Company”), and holders of an outstanding convertible promissory note (each, a “Note” and, collectively, the “Notes”) issued pursuant to the Note and Warrant Purchase Agreement (the “Purchase Agreement”) dated October 29, 2013 (collectively, all of such holders, the “Investors”).

WHEREAS, the Company and certain Investors want to amend the Purchase Agreement to increase extend the period for investments made pursuant to the Purchase Agreement and extend the period during which Additional Closings (as defined under the Purchase Agreement) may occur.

WHEREAS, pursuant to Section 8(a) of the Purchase Agreement, the Company and the Investors holding greater than fifty (50%) of the outstanding principal amount of the Notes issued pursuant to the Purchase Agreement as of immediately prior to the date hereof (a “Majority in Interest”) wish to amend the Purchase Agreement to facilitate additional capital raising within the Company as set forth below.

THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.             Amendment.  Effective as of the Effective Time, the reference to 15 calendar days in Section 1 (c)(ii) of the Purchase Agreement shall be replaced with 1 year such that the Company has the authority to sell and issue up to $25,000,000 of Notes under the Purchase Agreement at any time up to and including the end of the day on October 29, 2014 according to the terms and conditions contained in the Purchase Agreement.

2.             Effective Time.  This Amendment is effective upon such time that the Investors representing a Majority in Interest execute this Amendment (the “Effective Time”).

3.             Full Force and Effect.  To the extent not expressly amended hereby, the Purchase Agreement remains in full force and effect.

4.             Entire Agreement.  This Amendment, together with the Purchase Agreement (to the extent not amended hereby) and the Notes and the related warrants issued pursuant to the Purchase Agreement and all exhibits thereto, represent the entire agreement of the parties and shall supersede any and all previous contracts, arrangements or understandings between the parties with respect to the subject matter herein.

5.             Governing Law.  This Amendment shall be governed by and construed and interpreted under the laws of the State of California without reference to conflicts of law principles.

6.             Modification.  This Amendment may not be altered, amended or modified in any way except by written consent of the Company and the Investors representing a Majority in Interest.  Waiver of any term or provision of this Amendment or forbearance to enforce any term or provision by any party shall not constitute a waiver as to any subsequent breach or failure of the same term or provision or a waiver of any other term or provision of this Amendment.

7.             Counterparts.  This Amendment may be executed in counterparts, each of which shall be declared an original, but all of which together shall constitute one and the same instrument.

8.             Facsimile.  This Amendment may be executed by facsimile.

(Signature Page Follows)

2

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

COMPANY:

AVINGER, INC.
a Delaware corporation

By:	/s/ John B. Simpson
Name: John B. Simpson, Ph.D., M.D.
Title: Chief Executive Officer

(Signature Page to Avinger, Inc. Amendment No. 1 to Note and Warrant Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

LUCAS VENTURE GROUP IX, LLC

By:	/s/ Donald Lucas

Name:	Donald Lucas

Title:	Managing Member

(Signature Page to Avinger, Inc. Amendment No. 1 to Note and Warrant Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

MUZZY HOLDINGS, LLC

By:	/s/ James F Muzzy

Name:	James F. Muzzy

Title:	Managing Member

(Signature Page to Avinger, Inc. Amendment No. 1 to Note and Warrant Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

MZ PARTNERS, LLC

By:	/s/ James F Muzzy

Name:	James F. Muzzy

Title:	President

(Signature Page to Avinger, Inc. Amendment No. 1 to Note and Warrant Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

JAMES MCELWEE

By:	/s/ James B. McElwee

Name:

Title:

(Signature Page to Avinger, Inc. Amendment No. 1 to Note and Warrant Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

JIM AND CAROLYN MILGARD LIVING TRUST U/T/D/ 3/14/2001 AS AMENDED

By:	/s/ Jim Milgard

Name:	Jim Milgard

Title:

(Signature Page to Avinger, Inc. Amendment No. 1 to Note and Warrant Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

BWO, LLC

By:	/s/ Terry N. Brown

Name:	Terry N. Brown

Title:	Manager

(Signature Page to Avinger, Inc. Amendment No. 1 to Note and Warrant Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

MICHAEL SCOTT COURSON 2008 IRREVOCABLE TRUST

By:	/s/ K. M. Novak

Name:	K. M. Novack

Title:

(Signature Page to Avinger, Inc. Amendment No. 1 to Note and Warrant Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

BRYAN WESLEY COURSON 2008 IRREVOCABLE TRUST

By:	/s/ John R. Delfino

Name:	John R. Delfino

Title:

(Signature Page to Avinger, Inc. Amendment No. 1 to Note and Warrant Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

M & A COURSON FAMILY LIVING TRUST

By:	/s/ Michael Courson

Name:	Michael Courson

Title:	Trustee

(Signature Page to Avinger, Inc. Amendment No. 1 to Note and Warrant Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

THOMAS A. RENYI

By:	/s/ Thomas A. Renyi

Name:	Thomas A. Renyi

Title:

(Signature Page to Avinger, Inc. Amendment No. 1 to Note and Warrant Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

SN INVESTORS LLC

By:	/s/ KM Novack

Name:	KM Novack

Title:

(Signature Page to Avinger, Inc. Amendment No. 1 to Note and Warrant Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

JOHN DELFINO

By:	/s/ John Delfino

Name:	John Delfino

Title:

(Signature Page to Avinger, Inc. Amendment No. 1 to Note and Warrant Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

MATTHEW FERGUSON

By:	/s/ Matthew Ferguson

Name:	Matthew Ferguson

Title:

(Signature Page to Avinger, Inc. Amendment No. 1 to Note and Warrant Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

CAROLE G. CORFMAN

By:	/s/ Carole G. Corfman

Name:	Carole G. Corfman

Title:	Investor

(Signature Page to Avinger, Inc. Amendment No. 1 to Note and Warrant Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

GILBERT INVESTMENTS, LLC

By:	/s/ James G. Cullen

Name:	James G. Cullen

Title:	President

(Signature Page to Avinger, Inc. Amendment No. 1 to Note and Warrant Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

DR. GAUTAM SHRIKHANDE

By:	/s/ Gautam Shrikhande

Name:	Gautam Shrikhande

Title:	MD

(Signature Page to Avinger, Inc. Amendment No. 1 to Note and Warrant Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

MCCOLLUM FAMILY TRUST DTD DEC. 1981

By:	/s/ RH McCollum

Name:	RH McCollum

Title:	Trustee

(Signature Page to Avinger, Inc. Amendment No. 1 to Note and Warrant Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

PEARL KEARLEY

By:	/s/ Pearl Kearley

Name:	Pearl Kearley

Title:

(Signature Page to Avinger, Inc. Amendment No. 1 to Note and Warrant Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

SYLVIA KAMENSKI

By:	/s/ Sylvia Kamenski

Name:	Sylvia Kamenski

Title:

(Signature Page to Avinger, Inc. Amendment No. 1 to Note and Warrant Purchase Agreement)